Inventory	12 Months Ended
Dec. 31, 2024
Disclosure of inventories [Abstract]
Inventory	Inventory
The components of inventory are as follows:

As at Dec. 31	2024	2023
Parts, materials and supplies	85	72
Coal	27	38
Emission credits	18	45
Natural gas	4	2
Total	134	157
No inventory was pledged as security for liabilities.
As at Dec. 31, 2024, the Company holds 460,585 emission credits in inventory that were purchased externally with a recorded book value of $18 million (Dec. 31, 2023 — 962,548 emission credits with a recorded book value of $45 million). The Company also has 2,109,491 (Dec. 31, 2023 — 3,121,837) of internally generated eligible emission credits from the Company's Wind and Solar and Hydro segments that have no recorded book value.
Emission credits can be sold externally or can be used to offset future emission obligations from our gas facilities located in Alberta, where the compliance price of carbon is expected to increase, resulting in a reduced cash cost for carbon compliance in the year of settlement.
During the second quarter of 2024, the Company used 978,894 emission credits with a carrying value of $22 million to settle a portion of the 2023 carbon compliance obligation. This resulted in the Company recognizing a reduction of $42 million in carbon compliance costs. The compliance price of carbon for the 2023 obligation settled was $65 per tonne. It increased to $80 per tonne in 2024.
During the second quarter of 2023, the Company settled the 2022 carbon compliance obligation in cash. The compliance price of carbon for the 2022 obligation settled was $50 per tonne.